Exhibit 10.45
FIRST AMENDMENT TO
DIGITAL REALTY DEFERRED COMPENSATION PLAN

THIS FIRST AMENDMENT TO DIGITAL REALTY DEFERRED COMPENSATION PLAN (this “First Amendment”) is made and adopted by the Board of Directors (the “Board”) of Digital Realty Trust, Inc., a Maryland corporation (the “Company”), as of November 4, 2014. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains the Digital Realty Deferred Compensation Plan (the “Plan”);

WHEREAS, pursuant to Section 8.9 of the Plan, the Plan may be amended at any time by the Company’s Board of Directors (the “Board”); and

WHEREAS, the Company desires to amend the Plan as set forth herein.

NOW, THEREFORE, BE IT RESOLVED, that, with respect to Compensation earned on or after January 1, 2015, the Plan is hereby amended as set forth herein.

AMENDMENT

1.    Section 1.2(u) of the Plan is hereby amended and restated in its entirety as follows:

“(u)     ‘Fixed Date Distribution’ means a distribution or distributions of deferred Compensation, together with any gains or losses credited thereto, made or, in the case of installment distributions, beginning, in either case, pursuant to an Election to receive such distribution(s) on a specified date.”

2.    Section 3.1(d) of the Plan is hereby amended and restated in its entirety as follows:

“(b)     Election Forms. Participants shall effectuate Elections (and any re-deferral Elections) by completing and submitting to the Committee (or its designee) a deferral election form (which may be in paper or electronic format) prescribed by the Committee (such form, an “Election Form”) in which Participants specify, at a minimum:

(i)    subject to Section 3.1(f) hereof, the levels and types of Compensation to be deferred under the Election;
(ii)    the distribution event with respect to the Compensation deferred under the Election, which may include one or more of the following (each, a “Distribution Event”): (i) a Fixed Date Distribution, (ii) the Participant’s Separation from Service, (iii) the Participant’s death or Disability, which the Administrator may determine to include together in the Election Form as a single election rather than separate elections (but which, for the avoidance of doubt, shall be treated as separate Distribution Events), and/or (iv) a Change in Control; provided, that a Participant may elect either a Fixed Date Distribution or a distribution upon the Participant’s Separation from Service (but not both);

(iii)    to the extent that the Participant elects to receive a Fixed Date Distribution, subject to Article VI below, the specified year, if any, during which such Fixed Date Distribution shall be made (if a lump-sum) or begin (if installments);
(iv)    to the extent that a Participant elects to receive a distribution in the event of the Participant’s Separation from Service, the Participant may (but is not required to) specify in an Election Form whether the distribution shall be made (if a lump-sum) or begin (if installments) on the Payment Date that occurs in the second (2nd), third (3rd), fourth (4th), fifth (5th), sixth (6th), seventh (7th), eighth (8th), ninth (9th) or tenth (10th) calendar year immediately following the calendar year in which the Participant incurs a Separation from Service (any such election, a “Post-Separation Election”). For the avoidance of doubt, if a Participant does not make a Post-Separation Election, amounts distributable upon the Participant’s Separation from Service shall be made or commence, as applicable, on the Payment Date that occurs in the calendar year immediately following the calendar year in which the Participant incurs a Separation from Service pursuant to Section 6.1(b) below;
(v)    the form of payment applicable to distributions of the Participant’s Account or Subaccount, which may be either lump-sum or up to ten (10) installments; and
(vi)    subject to Section 3.2 hereof, the allocation of deferred Compensation and/or earnings thereon amongst available Investment Alternatives in accordance with the terms of the Plan.”
3.    Section 3.1(e) of the Plan is hereby amended and restated in its entirety as follows:

“(e)     Priority of Distributions. Of the Distribution Events specified by a Participant in an applicable Election Form, the first such Distribution Event to occur shall govern the distributions of the amounts subject to such Election and distributable on such distribution event. For the avoidance of doubt, if a Participant experiences a Separation from Service, dies, or experiences a Disability, or a Change in Control occurs, in any case, prior to the completion of any Fixed Date Distribution installment payments which have commenced prior to such Separation from Service, death, Disability or Change in Control, as applicable, amounts subject to such Fixed Date Distribution Election shall continue to be distributed in installments in accordance with Section 6.1(a) hereof.”

4.
Section 3.3 of the Plan is hereby renumbered as Section 3.2 of the Plan, and each reference therein to “Section 3.3” of the Plan (or any subsection of “Section 3.3”) is hereby amended to refer to “Section 3.2” of the Plan or such subsection of Section 3.2 thereof, as applicable.

5.    Section 6.1(a) of the Plan is hereby amended and restated in its entirety as follows:

“(a)     Fixed Date Distributions. With respect to Elections to receive a Fixed Date Distribution, a Participant may elect to receive his or her Account or Subaccount (determined on a Plan Year basis) in (i) two (2) to ten (10) annual installments, or (ii) a lump sum, in each case, as specified by the Committee in an Election Form. Payment shall be made or commence, as applicable, on the Payment Date that occurs during the specified year of such Fixed Date Distribution.”

6.    Section 6.1(b) of the Plan is hereby amended and restated in its entirety as follows:

“(b)     Separation from Service. With respect to Elections to commence distributions upon a Separation from Service, a Participant may elect to receive his or her Account or Subaccount (determined on a Plan Year basis) in (i) two (2) to ten (10) annual installments as specified by the Committee in an Election Form, or (ii) a lump sum. Subject to Section 6.2 below, payment shall be made or commence, as applicable, on the Payment Date that occurs in the calendar year immediately following the calendar year in which the Participant incurs a Separation from Service or, if the Participant has made a Post-Separation Election, on the Payment Date that occurs in the second (2nd), third (3rd), fourth (4th), fifth (5th), sixth (6th), seventh (7th), eighth (8th), ninth (9th) or tenth (10th) calendar year (as specified in the Post-Separation Election) following the calendar year in which the Participant incurs a Separation from Service.”

7.    This First Amendment shall only be effective with respect to Compensation earned on or after January 1, 2015.
8.    This First Amendment shall be and is hereby incorporated in and forms a part of the Plan.
9.    Except as expressly provided herein, all terms and provisions of the Plan shall remain in full force and effect.
[Signature Page Follows]

I hereby certify that the foregoing First Amendment was duly adopted by the Board of Directors of Digital Realty Trust, Inc. on November 4, 2014.

Executed on this 4th day of November, 2014.

/s/ Joshua A. Mills
Joshua A. Mills
Senior Vice President, General Counsel and Assistant Secretary

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